Supplemental Information on Oil and Natural Gas Operations (Unaudited) - Cost Incurred in Oil and Gas Property Acquisition, Exploration, and Development Activities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Acquisition costs of properties:
Proved properties	$ 5,655	$ 214,647	$ 1,079
Unproved properties	42,738	1,018,978	93,705
Development costs	719,198	390,991	152,284
Exploratory	7,257	8,538	0
Costs incurred	$ 774,848	$ 1,633,154	$ 247,068